Financial Data

SBC COMMUNCIATIONS INC.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended	Twelve Months Ended
12/31/03	12/31/02	% Chg	12/31/03	12/31/02	% Chg
Operating Revenues
Voice	$5,277	$5,947	-11.3%	$22,134	$24,752	-10.6%
Data	2,604	2,382	9.3%	10,150	9,639	5.3%
Long-distance voice	703	551	27.6%	2,561	2,324	10.2%
Directory advertising	1,084	1,864	-41.8%	4,317	4,504	-4.2%
Other	399	473	-15.6%	1,681	1,919	-12.4%
Total Operating Revenues	10,067	11,217	-10.3%	40,843	43,138	-5.3%

Operating Expenses
Cost of sales (exclusive of depreciation) and amortization shown separately below)	4,333	4,220	2.7%	16,653	16,362	1.8%
Selling, general and administrative	2,577	2,611	-1.3%	9,851	9,575	2.9%
Depreciation and amortization	1,945	2,138	-9.0%	7,870	8,578	-8.3%
Total Operating Expenses	8,855	8,969	-1.3%	34,374	34,515	-0.4%
Operating Income	1,212	2,248	-46.1%	6,469	8,623	-25.0%
Interest Expense	269	336	-19.9%	1,241	1,382	-10.2%
Interest Income	198	134	47.8%	603	561	7.5%
Equity in Net Income of Affiliates	80	305	-73.8%	1,253	1,921	-34.8%
Other Income (Expense) - Net	130	507	-74.4%	1,817	734	-
Income Before Income Taxes	1,351	2,858	-52.7%	8,901	10,457	-14.9%
Income Taxes	439	503	-12.7%	2,930	2,984	-1.8%
Income Before Extraardinary item and Cumulative Effect of Accounting Changes	912	2,355	-61.3%	5,971	7,473	-20.1%
Extraordinary Item, Net of tax	(7)	-	-	(7)	-	-
Cumulative Effect of Accounting Changes, net of tax	-	-	-	2,541	(1,820)	-
Net Income	$905	$2,355	-61.6%	$8,505	$5,653	50.5%

Basic Earnings Per Share:
Income Before Extraordinary Item and Cumulative Effect of Accounting Changes	$0.28	$0.71	-60.6%	$1.80	$2.24	-19.6%
Net Income	$0.27	$0.71	-62.0%	$2.56	$1.70	50.6%
Weighted Average Common Shares Outstanding (000,000)	3,308	3,320	-0.4%	3,318	3,330	-0.4%

Diluted Earnings Per Share:
Income Before Extraordinary Item and Cumulative Effect of Accounting Changes	$0.28	$0.71	-60.6%	$1.80	$2.23	-19.3%
Net Income	$0.27	$0.71	-62.0%	$2.56	$1.69	51.5%
Weighted Average Common Shares Outstanding with Dilution (000,000)	3,320	3,333	-0.4%	3,329	3,348	-0.6%

Financial Data

SBC COMMUNCIATIONS INC.
Statements of Segment Income
Dollars in millions
Unaudited	Three Months Ended	Twelve Months Ended

Wireline	12/31/03	12/31/02	% Chg	12/31/03	12/31/02	% Chg
Segment Operating Revenues
Voice	$5,260	$5,936	-11.4%	$22,077	$24,716	-10.7%
Data	2,604	2,382	9.3%	10,150	9,639	5.3%
Long-distance voice	703	551	27.6%	2,561	2,324	10.2%
Other	382	356	7.3%	1,616	1,713	-5.7%
Total Segment Operating Revenues	8,949	9,225	-3.0%	36,404	38,392	-5.2%

Segment Operating Expenses
Cost of sales	4,114	3,913	5.1%	15,805	15,536	1.7%
Selling, general and administrative Selling	1,631	1,385	17.8%	6,276	5,849	7.3%
General and administrative	685	808	-15.2%	2,518	2,596	-3.0%
Selling, general and administrative	2,316	2,193	5.6%	8,794	8,445	4.1%
Depreciation and amortization	1,913	2,107	-9.2%	7,763	8,442	-8.0%
Total Segment Operating Expenses	8,343	8,213	1.6%	32,362	32,423	-0.2%
Segment Income	$606	$1,012	-40.1%	$4,042	$5,969	-32.3%

Cingular *
Segment Operating Revenues
Service revenues	$3,534	$3,460	2.1%	$14,223	$13,922	2.2%
Equipment sales	378	244	54.9%	1,260	981	28.4%
Total Segment Operating Revenues	3,912	3,704	5.6%	15,483	14,903	3.9%

Segment Operating Expenses
Cost of services and equipment sales	1,516	1,405	7.9%	5,683	5,106	11.3%
Selling, general and administrative	1,495	1,316	13.6%	5,422	5,426	-0.1%
Depreciation and amortization	572	467	22.5%	2,089	1,850	12.9%
Total Segment Operating Expenses	3,583	3,188	12.4%	13,194	12,382	6.6%
Segment Operating Income	329	516	-36.2%	2,289	2,521	-9.2%
Other Income (Expense) - Net	(305)	(332)	8.1%	(1,239)	(1,270)	2.4%
Segment Income	$24	$184	-87.0%	$1,050	$1,251	-16.1%

* Results reflect 100% of Cingular Wireless' actual results.

Directory
Segment Operating Revenues	$1,070	$1,849	-42.1%	$4,254	$4,451	-4.4%
Segment Operating Expenses
Cost of sales	228	335	-31.9%	896	920	-2.6%
Selling, general and administrative Selling	173	279	-38.0%	641	672	-4.6%
General and administrative	98	88	11.4%	395	339	16.5%
Selling, general and administrative	271	367	-26.2%	1,036	1,011	2.5%
Depreciation and amortization	5	7	-28.6%	21	30	-30.0%
Total Segment Operating Expenses	504	709	-28.9%	1,953	1,961	-0.4%
Segment Income	$566	$1,140	-50.4%	$2,301	$2,490	-7.6%

International
Segment Operating Revenues	$7	$9	-22.2%	$30	$35	-14.3%
Segment Operating Expenses	5	27	-81.5%	47	85	-44.7%
Segment Operating Income (Loss)	2	(18)	-	(17)	(50)	66.0%
Equity in Net Income of Affiliates	51	190	-73.2%	606	1,152	-47.4%
Segment Income	$53	$172	-69.2%	$589	$1,102	-46.6%

Financial Data

SBC COMMUNCIATIONS INC.
Consolidated Balance Sheets
Dollars in millions except per share amounts
Unaudited	12/31/03	12/31/02

Assets
Current Assets
Cash and cash equivalents	$4,806	$3,567
Accounts receivable - net of allowances for uncollectibles of $914 and $1,427	6,178	8,540
Short term investments	378	1
Prepaid expenses	760	687
Deferred income taxes	712	704
Other current assets	1,134	590
Total current assets	13,968	14,089
Property, plant and equipment - at cost	133,923	131,755
Less: accumulated depreciation and amortization	81,795	83,265
Property, Plant and Equipment - Net	52,128	48,490
Goodwill - Net	1,611	1,643
Investments in Equity Affiliates	6,947	5,887
Investments in and Advances to Cingular Wireless	11,003	10,468
Other Assets	14,509	14,480
Total Assets	$100,166	$95,057

Liabilities and Shareowners' Equity
Current Liabilities
Debt maturing within one year	$1,879	$3,505
Accounts payable and accrued liabilities	10,870	9,413
Accrued taxes	478	870
Dividends payable	1,033	895
Total current liabilities	14,260	14,683
Long-Term Debt	16,060	18,536
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	15,079	10,726
Postemployment benefit obligation	12,692	14,094
Unamortized investment tax credits	220	244
Other noncurrent liabilities	3,607	3,575
Total deferred credits and other noncurrent liabilities	31,598	28,639

Shareowners' Equity
Common shares issued ($1 par value)	3,433	3,433
Capital in excess of par value	13,010	12,999
Retained earnings	27,635	23,802
Treasury shares (at cost)	(4,698)	(4,584)
Additional minimum pension liability adjustment	(1,132)	(1,473)
Accumulated other comprehensive income	-	(978)
Total shareowners' equity	38,248	33,199
Total Liabilities and Shareowners' Equity	$100,166	$95,057

Financial Data

SBC COMMUNCIATIONS INC.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Twelve months ended
12/31/03	12/31/02	12/31/01
Operating Activities
Net Income	$8,505	$5,653	$7,008
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,870	8,578	9,077
Undistributed earnings from investments in equity affiliates	(965)	(1,586)	(755)
Provision for uncollectible accounts	869	1,407	1,384
Amortization of investment tax credits	(25)	(30)	(44)
Deferred income tax expense	3,444	2,472	1,971
Gain on sales of investments	(1,775)	(794)	(498)
Extraordinary item, net of tax	7	-	18
Cumulative effect of accounting change, net of tax	(2,541)	1,820	-
Retirement benefit funding	(1,645)	-	-
Changes in operating assets and liabilities:
Accounts receivable	(154)	(571)	(672)
Other current assets	(148)	486	(61)
Accounts payable and accrued liabilities	521	(1,943)	(2,364)
Other - net	(446)	(282)	(259)
Total adjustments	5,012	9,557	7,797
Net Cash Provided by Operating Activities	13,517	15,210	14,805

Investing Activities
Construction and capital expenditures	(5,219)	(6,808)	(11,189)
Investments in affiliates - net	-	(139)	1,482
Purchase of marketable securities	(710)	-	-
Maturities of marketable securities	248	-	510
Purchase of other investments	(436)	-	-
Dispositions	3,020	4,349	1,254
Acquisitions	(8)	(731)	(445)
Other	-	1	1
Net Cash Used in Investing Activities	(3,105)	(3,328)	(8,387)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(78)	(1,791)	(2,733)
Issuance of other short-term borrowings	-	4,618	7,481
Repayment of other short-term borrowings	(1,070)	(7,718)	(4,170)
Issuance of long-term debt	-	2,251	3,732
Repayment of long-term debt	(3,098)	(1,499)	(4,036)
Early extinguishment of corporation-obligated mandatorily redeemable preferred securities of subsidiary trusts	-	-	(1,000)
Purchase of treasury shares	(490)	(1,456)	(2,068)
Issuance of treasury shares	102	147	323
Redemption of preferred shares of subsidiaries	-	-	(470)
Issuance of preferred shares of subsidiaries	-	43	-
Dividends paid	(4,539)	(3,557)	(3,456)
Other	-	(56)	39
Net Cash Used in Financing Activities	(9,173)	(9,018)	(6,358)
Net increase in cash and cash equivalents	1,239	2,864	60
Cash and cash equivalents beginning of year	3,567	703	643
Cash and Cash Equivalents End of Year	$4,806	$3,567	$703